                                                                      Exhibit 1

                                1,800,000 Shares

                               INTELLIGROUP, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                               December __, 1996

COWEN & COMPANY
MONTGOMERY SECURITIES
  As Representatives of the several Underwriters

c/o Cowen & Company
   Financial Square
   New York, New York 10005

Dear Sirs:

         1. Introductory. Intelligroup, Inc., a New Jersey corporation (the "Company"), and the selling shareholders named in Schedule B hereto (the "Selling Shareholders") propose to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 1,800,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company. The aggregate of 1,800,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock." The Company and the Selling Shareholders listed in Schedule B hereto also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 270,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock." Cowen & Company ("Cowen") and Montgomery Securities ("Montgomery") are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives." The Underwriters consent to the sale of Common Stock hereunder by the Company and the Selling Stockholders for purposes of the lock-up undertakings made by the Company and the Selling Stockholders in connection with the initial public offering of Common Stock.

         2. (a) Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) The Company has complied with the conditions and meets the requirements for use of Form SB-2, and a registration statement on Form SB-2 (File No. 333-____) in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective with respect to the Stock, including any preeffective prospectuses included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act and has been filed with the Commission under the Securities Act; one or more amendments to such registration statement, including in each case an amended preeffective prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Stock may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Stock that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement, or,
         (A) if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Securities Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectus filed with the Commission pursuant to Rule 424(b) and (B) if prospectuses that meet the requirements of Section 10(a) of the Securities Act are delivered pursuant to Rule 434 under the Securities Act, then (i) the term "Prospectus" as used in this Agreement means the "prospectus subject to completion" (as such term is defined in Rule 434(g) under the Securities Act) as supplemented by (a) the addition of Rule 430A information or other information contained in the form of prospectus delivered pursuant to Rule 434(b)(2) under the Securities Act or (b) the information contained in the term sheets described in Rule 434(b)(3) under the Securities Act, and (ii) the date of such prospectuses shall be deemed to be the date of the term sheets. The term "Preeffective Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of the

         Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus.

                  (ii) The Commission has not issued or threatened to issue any order preventing or suspending the use of any Preeffective Prospectus, and, at its date of issue, each Preeffective Prospectus conformed in all material respects with the requirements of the Securities Act and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement becomes effective and at all times subsequent thereto up to and including each Closing Date, the Registration Statement and the Prospectus and any amendments or supplements thereto contained and will contain all material statements and information required to be included therein by the Securities Act and conformed and will conform in all material respects to the requirements of the Securities Act and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preeffective Prospectus or the Registration Statement or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through you, or by any Selling Shareholder, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects.

                  (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries, considered as a whole, or any change in the capital stock or short-term or long-term debt of the Company and its subsidiaries considered as a whole. The Company and its subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement, as it may be amended or supplemented.

                  (iv) The financial statements, together with the related notes and schedules, set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis except as may be set forth in the Prospectus. The selected financial and statistical data set forth in the Prospectus under the caption "Selected Consolidated Financial Data" fairly present, on the basis stated in the Registration Statement, the information set forth therein.

                  (v) Arthur Andersen LLP, who have expressed their opinions on the audited financial statements included in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                  (vi) The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, with power and authority (corporate and other) to own or lease their properties and to conduct their businesses as described in the Registration Statement and the Prospectus; the Company and its subsidiaries are in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of their businesses, all of which are valid and in full force and effect; and the Company and each of such subsidiaries are duly qualified to do business and in good standing as foreign corporations in all other jurisdictions where their ownership or leasing of properties or the conduct of their businesses requires such qualification, except for those jurisdictions in which the failure to so qualify has not had and will not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole. The Company and each of its subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus. The Company owns all of the issued and outstanding capital stock of Oxford Systems, Inc. and Intelligroup New Zealand Ltd. and neither the Company nor any of its subsidiaries owns or controls, directly or indirectly, any other corporations, associations or other entities.

                  (vii) The Company's authorized and outstanding capital stock is on the date hereof, and will be on the Closing Dates as set forth under the heading "Capitalization" in the Prospectus; the information set forth under the caption "Capitalization" in the Prospectus (after giving effect to the transactions therein described) is true and correct; the outstanding shares of Common Stock (including the outstanding shares of Stock) of the Company conform to the description thereof in the Registration Statement and the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws and were not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in and or contemplated by the Registration Statement and the Prospectus and the financial statements of the Company and related notes and schedules thereto included in the Registration Statement and the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, as set forth in the Registration Statement and the Prospectus, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. All outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly owned subsidiary of the Company free and clear of any liens, charges, encumbrances, equities or claims.

                  (viii) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof in the Registration Statement and the Prospectus.

                  (ix) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or affiliates is a party or of which any property of the Company or any subsidiary or affiliate is subject, which, if determined adversely to the Company or any such subsidiary or affiliate, might individually or in the aggregate (A) prevent or adversely affect the transactions contemplated by this Agreement, (B) suspend the effectiveness of the Registration Statement,
         (C) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (D) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; and to the best of the Company's knowledge no such proceedings are threatened or contemplated against the Company or any subsidiary or affiliate by governmental authorities or others. The Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body ("Governmental Authority"). All of the Company's litigation required to be disclosed pursuant to the Rules and Regulations has been disclosed and the description of the Company's litigation under the heading "Business -- Legal Proceedings" in the Prospectus is true and correct and complies with the Rules and Regulations.

                  (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its properties is or may be bound, the Amended and Restated Certificate of Incorporation, Amended and Restated By-laws or other organizational documents of the Company or any of its subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or will result in the creation of a lien.

                  (xi) No consent, approval, authorization or order of any court or governmental agency or body is required or necessary in connection with the execution and delivery by the Company or for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Securities Act or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

                  (xii) The Company has the full corporate power and authority to enter into this Agreement to perform its obligations hereunder (including to issue, sell and deliver the Stock) and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                  (xiii) Except as disclosed in the Registration Statement and the Prospectus with respect to unrecorded and unpaid federal and state payroll-related taxes and with respect to possible past violations of the Immigration Reform and Control Act of 1990, the Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of the Company and its subsidiaries. To the best knowledge of the Company, any violations by the Company of the Immigration Reform and Control Act of 1990 or any similar laws, rules or regulations would not be found to be a "pattern and practice" by the Immigration and Naturalization Service. In the ordinary course of business, employees of the Company conduct periodic reviews of the effect of Environmental Laws (as defined below) on the business operations and properties of the Company and its subsidiaries, in the ordinary course of which they seek to identify and evaluate associated costs and liabilities. Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws, rules and regulations relating to the protection of human health or the environment or imposing liability or requiring standards of conduct concerning any Hazardous Materials ("Environmental Laws"), except for such instances of noncompliance which, either singly or in the aggregate, would not have a material adverse effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                  (xiv) Except as disclosed in the Registration Statement and the Prospectus with respect to unrecorded and unpaid federal and state payroll-related taxes, the Company and its subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties; and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets that would adversely affect the financial position, business or results of operations of the Company and its subsidiaries. All tax liabilities have been adequately provided for in the consolidated financial statements of the Company.

                  (xv) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for Summit Investors III, L.P. and Summit Ventures IV, L.P. which have the right to require the registration of their shares of Firm Stock and Optional Stock pursuant to the registration rights agreement described in the Prospectus.

                  (xvi) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                  (xvii) The Company has provided you with all financial statements of the Company and its subsidiaries since December 31, 1993 to the date hereof that are available to the officers of the Company, including financial statements for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996.

                  (xviii) The Company and its subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing. The Company's business as now conducted and as proposed to be conducted does not and will not infringe or conflict with in any material respect patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person. Except as described in the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

                  (xix) The Company and its subsidiaries have performed all material obligations required to be performed by them under all contracts required by Item 601(b)(10) of Regulation S-B under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company nor any of its subsidiaries nor any other party to such contract is in default under or in breach of any such obligations. Neither the Company nor any of its subsidiaries has received any notice of such default or breach.

                  (xx) The Company is not involved in any labor dispute nor is any such dispute threatened. The Company is not aware that (A) any executive, key employee or significant group of employees of the Company or any subsidiary plans to terminate employment with the Company or any such subsidiary or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company and its subsidiaries. Neither the Company nor any subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any subsidiary makes or ever has made a contribution and in which any employee of the Company or any subsidiary is or has ever been a participant. With respect to such plans, the Company and each subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

                  (xxi) [Intentionally left blank]

                  (xxii) The Company and its subsidiaries have, and the Company and its subsidiaries as of the Closing Dates will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by them which is material to the business of the Company or of its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on the Company and its subsidiaries considered as a whole; and any real property and buildings held under lease by the Company and its subsidiaries or proposed to be held after giving effect to the transactions described in the Registration Statement and the Prospectus are, or will be as of each Closing Date, held by them under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on the Company and its subsidiaries considered as a whole, in each case except as described in or contemplated by the Registration Statement and the Prospectus.

                  (xxiii) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Registration Statement and the Prospectus (except as described in the Registration Statement and the Prospectus with respect to errors and omissions insurance); and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries considered as a whole, except as described in or contemplated by the Prospectus.

                  (xxiv) Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

                  (xxv) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, the Company will provide the Department notice of such business in a form acceptable to the Department.

                  (xxvi) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxvii) Neither the Company nor any of its subsidiaries nor any director, employee or agent of the Company or any of its subsidiaries has made any payment of funds of the Company or any of its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

                  (xxviii) Neither the Company nor any of its subsidiaries is, or will become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (xxix) Neither the Company nor any of its subsidiaries is or intends to become (a) a controlled foreign corporation, as such term is defined in the Internal Revenue Code of 1986, as amended (the "Code"),
         (b) a passive foreign investment company within the meaning of Section 1296(a) of the Code or (c) a foreign personal holding corporation, as such term is defined in the Code.

                  (xxx) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

                  (xxxi) The Common Stock has been approved for quotation and trading on the Nasdaq National Market.

                  (xxxii) The Company has paid $793,000 of the $814,000 Internal Revenue Service assessment described in the Prospectus, has reserved an additional $21,000 for the assessed but unbilled Internal Revenue Service assessment and has reserved an additional $186,000 for any additional state tax assessments.

         For purposes of the foregoing representations and warranties which are conditioned by reference to the knowledge of the Company, the Company shall be charged with the knowledge of each Selling Shareholder.

                  (b) Representations, Warranties and Agreements of the Selling Shareholders. Each Selling Shareholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that such Selling Shareholder:

                  (i) Now has, and on each Closing Date will have, valid and marketable title to the Stock to be sold by such Selling Shareholder, free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, and has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement (each as hereinafter defined), and, to the extent such Selling Shareholder is a corporation or a partnership, has been duly organized and is validly existing and in good standing as a corporation or partnership, as applicable, under the laws of its jurisdiction of organization.

                  (ii) Now has, and on each Closing Date will have, upon delivery of and payment for each share of Stock hereunder, full right, power, authority and any approval required by law to sell, transfer, assign and deliver the Stock being sold by such Selling Shareholder hereunder, and each of the several Underwriters will acquire valid and marketable title to all of the Stock being sold to the Underwriters by such Selling Shareholder, free and clear of any liens, encumbrances, equities claims, restrictions on transfer or other defects whatsoever.

                  (iii) For a period of 180 days after the date of this Agreement, without the consent of Cowen, such Selling Shareholder will not offer to sell, sell, contract to sell or otherwise dispose of any capital stock or securities convertible into or exchangeable for capital stock, including, without limitation, capital stock which may be deemed to be beneficially owned by such Selling Shareholder in accordance with the Rules and Regulations, except for the Stock being sold hereunder or as set forth in the agreement under Section 8(l) herein.

                  (iv) Has duly executed and delivered a power of attorney, in substantially the form heretofore delivered to the Representatives (the "Power of Attorney"), appointing David J. Sorin, or his duly appointed substitute as attorney-in-fact (the "Attorneys-in-fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to authorize the delivery of the shares of Stock to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement.

                  (v) Has duly executed and delivered a custody agreement, in substantially the form heretofore delivered to the Representatives (the "Custody Agreement"), with Buchanan Ingersoll as custodian (the "Custodian"), pursuant to which certificates in negotiable form for the shares of Stock to be sold by such Selling Shareholder hereunder have been placed in custody for delivery under this Agreement.

                  (vi) Has, by execution and delivery of each of this Agreement, the Power of Attorney and the Custody Agreement, created valid and binding obligations of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                  (vii) The performance of this Agreement, the Custody Agreement and the Power of Attorney, and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation by such Selling Shareholder of any of the terms or provisions of, or constitute a default by such Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties is bound, or any judgment of any court or governmental agency or body applicable to such Selling Shareholder or any of its properties, or to such Selling Shareholder's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder or any of its properties.

                  (viii) Neither such Selling Shareholder nor any of its affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                  (ix) Has no reason to believe that the representations and warranties of the Company contained in this Section 2 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any materially adverse information concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement. The information pertaining to the Selling Shareholder under the caption "Selling Shareholder" in the Prospectus is complete and accurate in all material respects.

         Each Selling Shareholder agrees that the shares of Stock represented by the certificates held in custody under the Custody Agreement are for the benefit of and coupled with and subject to the interests of the Underwriters, the other Selling Shareholders and the Company hereunder, and that the arrangement for such custody and the appointment of the Attorneys-in-fact are irrevocable; that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity, liquidation or distribution of such Selling Shareholder, or any other event, that if such Selling Shareholder should die or become incapacitated or is liquidated or dissolved or any other event occurs, before the delivery of the Stock hereunder, certificates for the Stock to be sold by such Selling Shareholder shall be delivered on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Attorneys-in-fact or any of them under the Power of Attorney shall be as valid as if such death, incapacity, liquidation or dissolution or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity, liquidation or dissolution or other event.

         (c) Additional Representations, Warranties and Agreements of the Principal Shareholders. Each of Ashok Pandey, Rajkumar Koneru and Nagarjun Valluripalli (individually, a "Principal Shareholder") represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Such Principal Shareholder has duly executed and delivered the Indemnification Agreement, dated July 16, 1996 (the "Indemnification Agreement"), among the Company and the Selling Shareholders; the Escrow Agreement, dated as of the date hereof (the "Escrow Agreement") among each of the Principal Shareholders, as indemnitors, the Company and Summit Bank, as escrow agent; and the Pledge Agreement, dated as of the date hereof (the "Pledge Agreement"), made by the Principal Shareholders, as pledgors, to the Company, as pledgee. The Indemnification Agreement, the Escrow Agreement and the Pledge Agreement are each in full force and effect and the parties thereto are in full compliance with all their obligations under such agreements.

                  (ii) Such Principal Shareholder has, by execution and delivery of the Indemnification Agreement, the Escrow Agreement and the Pledge Agreement, created valid and binding obligations of such Principal Shareholder, enforceable against such Principal Shareholder in accordance with the respective terms of such agreements.

                  (iii) The execution, delivery and performance by such Principal Shareholder of the Indemnification Agreement, the Escrow Agreement and the Pledge Agreement, and the compliance by such Principal Shareholder with his obligations thereunder, did not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event with notice or lapse of time, or both, would constitute a default) by such Principal Shareholder under any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Principal Shareholder is a party or by which such Principal Shareholder or any of his properties is bound, or any judgment of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties, or to such Principal Shareholder's knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties.

                  (iv) On October 2, 1996, the first closing date of the Company's initial public offering of Common Stock (the "IPO Closing Date"), the Principal Shareholders pledged an aggregate of 191,667 shares of Common Stock to the Company (with Summit Bank serving as escrow agent for the benefit of the Company). The security interest created by the Pledge Agreement in the shares of Common Stock pledged by each Principal Shareholder pursuant to the Pledge Agreement (the "Pledged Shares") constitutes a valid, perfected first priority lien on the Pledged Shares, enforceable by the Company as such against all creditors of such Principal Shareholder and any persons purporting to purchase any of the Pledged Shares from such Principal Shareholder.

                  (v) On the IPO Closing Date, the Principal Shareholders delivered a total of $450,000 (the "Escrowed Cash") to Summit Bank, as escrow agent under the Escrow Agreement (the "Escrow Agreement"). The security interest created by the Escrow Agreement in the Escrowed Cash constitutes a valid, perfected first priority lien on the Escrowed Cash, enforceable by the Company as such against all creditors of such Principal Shareholder.

         (c) Additional Representations, Warranties and Agreements of the Company and the Principal Shareholders Regarding Intelligroup Asia Private Ltd.

         Each of the Company and each Principal Shareholder represents and warrants to, and agrees with, the several Underwriters that:

                  (i) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, Intelligroup Asia Private Ltd. ("Intelligroup Asia") has not incurred any liabilities or obligations, direct or contingent, nor entered into any transactions not in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of Intelligroup Asia, or any change in the capital stock or short-term or long-term debt of Intelligroup Asia. Intelligroup Asia has no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

                  (ii) Intelligroup Asia has been duly organized and is validly existing and in good standing as a corporation under the laws of India, with power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus; Intelligroup Asia is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its businesses, all of which are valid and in full force and effect; and Intelligroup Asia is duly qualified to do business and in good standing as foreign corporations in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except for those jurisdictions in which the failure to so qualify has not had and will not have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of Intelligroup Asia. Intelligroup Asia has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public regulatory or governmental agencies and bodies to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                  (iii) The 200 shares of capital stock of Intelligroup Asia ("Asia Shares") owned by Rajkumar Koneru, the 200 Asia Shares owned by Nagarjun Valluripalli, the 100 Asia Shares owned by K. Rama Sastry and the 100 Asia Shares owned by D. Sriram represent all of the issued and outstanding capital stock of Intelligroup Asia and all such capital stock has been duly authorized and validly issued, is fully paid and non-assessable is owned, as described in the Registration Statement and Prospectus, by Mr. Koneru, Mr. Valluripalli, Mr. Sastry and Mr. Sriram, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital or ownership interest in Intelligroup Asia exist or are outstanding.

                  (iv) Except as set forth in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which Intelligroup Asia is a party or of which any property of Intelligroup Asia is subject, which, if determined adversely to Intelligroup Asia, might individually or in the aggregate (A) prevent or adversely affect the transactions contemplated by this Agreement,
         (B) prevent or adversely affect the transactions contemplated by the Agreement, dated April 4, 1996, between Rajkumar Koneru, as Sole Proprietor of Ms. Intelligroup Asia, as assignor, and Intelligroup Asia, as assignee, (the "Take-over Agreement"); the Agreement, dated as of June 15, 1996, by and between the Company and Intelligroup Asia (the "Support Agreement,"); the Agreement, dated June 7, 1996, between Rajkumar Koneru, as transferor, and the Company, as transferee (the "First Transfer Agreement"); the Agreement, dated June 9, 1996, between Nagarjun Valluripalli, as transferor, and the Company, as transferee (the "Second Transfer Agreement"); the Agreement, dated June 9, 1996, between Ashok Pandey, as transferor, and the Company, as transferee (the "Third Transfer Agreement"); the Agreement, dated June 10, 1996, between D. Sriram, as transferor, and Ashok Pandey, as transferee (the "Fourth Transfer Agreement"); and the Agreement, dated June 10, 1996, between Shri Rama Sastry, as transferor, and Ashok Pandey, as transferee (the "Fifth Transfer Agreement," and the above-referenced Agreements, collectively, the "Transfer Agreements," and, together with the Take-Over Agreement and the Support Agreement, the "Intelligroup Asia Documents"), (C) suspend the effectiveness of the

         Registration Statement, (D) prevent or suspend the use of the Preeffective Prospectus in any jurisdiction or (E) result in a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of Intelligroup Asia; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated against Intelligroup Asia by governmental authorities or others. Intelligroup Asia is not a party to, nor subject to the provisions of, any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. All of Intelligroup Asia's litigation required to be disclosed pursuant to the Rules and Regulations has been disclosed.

                  (v) The execution, delivery and performance of the Intelligroup Asia Documents by each party thereto and the consummation of the transactions therein contemplated did not and will not result in a breach or violation of any of the terms or provisions of or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under any indenture, mortgage, deed of trust, note agreement or other agreement or instrument by which such party or any of its properties is or may be bound, any organizational documents of such party, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over such party or any of its properties or will result in the creation of a lien. Each of the Intelligroup Asia Documents is in full force and effect and the parties thereto are in full compliance with all their obligations under such agreements

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required or necessary in connection with the execution and delivery by each party to the Intelligroup Asia Documents of, or for the consummation by each party to the Intelligroup Asia Documents, of the transactions contemplated by, the Intelligroup Asia Documents, except for the approval of the Reserve Bank for (A) each transfer of Asia Shares contemplated by the Fourth and Fifth Transfer Agreements, in respect of which the necessary application has been made and (B) each transfer of Asia Shares contemplated by the First, Second and Third Transfer Agreements, in respect of which application is proposed to be made to the Reserve Bank upon receipt of the approvals pursuant to sub clause (A) above. Intelligroup Asia and the Principal Shareholders have no reason to believe that each of the aforesaid approvals will not be granted.

                  (vii) Each party to the Intelligroup Asia Documents has the full corporate or other power and authority to enter into the Intelligroup Asia Documents and to perform its obligations thereunder and the Intelligroup Asia Documents have been duly and validly authorized, executed and delivered by such party and are valid and binding obligations of such party, enforceable against such party in accordance with their terms.

                  (viii) Intelligroup Asia is in all material respects in compliance with, and conducts its business in conformity with, all applicable federal, state, local and foreign laws, rules and regulations or any court or governmental agency or body; to the knowledge of the Company, otherwise than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a material adverse effect on the operations of Intelligroup Asia. In the ordinary course of business, employees of Intelligroup Asia conduct periodic reviews of the effect of Environmental Laws on the business operations and properties of Intelligroup Asia, in the ordinary course of which they seek to identify and evaluate associated costs and liabilities.

                  (ix) Intelligroup Asia has filed all necessary local and foreign income, payroll, franchise and other tax returns and has paid all taxes shown as due thereon or with respect to any of its properties; and there is no tax deficiency that has been, or to the knowledge of the Company or the Principal Shareholders is likely to be, asserted against Intelligroup Asia or any of its properties or assets that would adversely affect the financial position, business or results of operations of Intelligroup Asia. All tax liabilities of Intelligroup Asia have been adequately provided for in the consolidated financial statements of the Company.

                  (x) Intelligroup Asia owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or necessary for the conduct of its business, and Intelligroup Asia is not aware of any claim to the contrary or any challenge by any other person to the rights of Intelligroup Asia with respect to the foregoing. Intelligroup Asia's business as now conducted and as proposed to be conducted does not and will not infringe or conflict, in any material respect, with patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any person.

         No claim has been made against Intelligroup Asia alleging the infringement by Intelligroup Asia of any patent, trademark, service mark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

                  (xi) Intelligroup Asia is not involved in any labor dispute nor is any such dispute threatened. Intelligroup Asia is not aware that
         (A) any executive, key employee or significant group of employees of Intelligroup Asia plans to terminate employment with it or (B) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of Intelligroup Asia. Intelligroup Asia neither has nor expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan, to which Intelligroup Asia makes or ever has made a contribution and in which any employee of the Intelligroup Asia is or has ever been a participant.

                  (xii) Intelligroup Asia has, and Intelligroup Asia as of each Closing Date will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by it which is material to the business of Intelligroup Asia, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not have a material adverse effect on Intelligroup Asia; and any real property and buildings held under lease by Intelligroup Asia or proposed to be held after giving effect to the transactions described in the Registration Statement and the Prospectus are, or will be as of each Closing Date, held by it under valid, subsisting and enforceable leases with such exceptions as would not have a material adverse effect on Intelligroup Asia, in each case except as described in or contemplated by the Registration Statement and the Prospectus.

                  (xiii) Intelligroup Asia is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged or proposes to engage after giving effect to the transactions described in the Registration Statement and the Prospectus (except with respect to errors and omissions insurance); and Intelligroup Asia does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of Intelligroup Asia.

                  (xiv) Intelligroup Asia maintains a system of internal accounting controls sufficient to provide reasonable assurances that
         (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xv) Neither Intelligroup Asia nor any of its directors, employees or agents has made any payment of funds of Intelligroup Asia or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement and the Prospectus.

         3. Purchase by, and Sale and Delivery to, Underwriters--Closing Dates. The Company and the Selling Shareholders agree, severally and not jointly, to sell to the Underwriters the Firm Stock, with the number of shares to be sold by the Company and each Selling Shareholder being the number of Shares set opposite his, her or its name in Schedule B; and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase the Firm Stock from the Company and the Selling Shareholders, the number of shares of Firm Stock to be purchased by each Underwriter being set opposite its name in Schedule A, subject to adjustment in accordance with Section 12 hereof. The number of shares of Stock to be purchased by each Underwriter from each Selling Shareholder hereunder shall bear the same proportion to the total number of shares of Stock to be purchased by such Underwriter hereunder as the number of shares of stock being sold by each Selling Shareholder bears to the total number of shares of Stock being sold by all Selling Shareholders, subject to adjustment by the Representatives to eliminate fractions.

         The purchase price per share to be paid by the Underwriters to the Company and the Selling Shareholders net of underwriting commissions will be $_____ per share (the "Purchase Price").

         The Company and the Selling Shareholders will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Selling Shareholders given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the First Closing Date (as defined below) or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine), against payment of the aggregate Purchase Price therefor by wire transfer, certified or official bank check or checks in Clearing House funds (next day funds), payable to the order of the Company and each Selling Shareholder as more fully set forth in Schedule D, all at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 (except with respect to the delivery by the Selling Shareholders of Firm Stock, which will take place in Jersey City, New Jersey). The time and date of the delivery and closing shall be at 10:00 a.m., New York Time, on December __, 1996, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date." The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement among the Company, the Selling Shareholders and Cowen. The First Closing Date may be postponed pursuant to the provisions of Section 12.

         The Company and the Selling Shareholders shall make the certificates for the Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 a.m., New York Time, on the business day preceding the First Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005.

         It is understood that Cowen or Montgomery, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or to the Selling Shareholders on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Cowen or Montgomery shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

         The several Underwriters agree to make an initial public offering of the Firm Stock at the initial public offering price as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company and the Selling Shareholders of the making of the initial public offering.

         For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, each Selling Shareholder hereby grants to the Underwriters an option to purchase, severally and not jointly, up to the aggregate number of shares of Optional Stock set forth opposite each such Selling Shareholder's name on Schedule B hereto, for an aggregate of up to 270,000 shares. The price per share to be paid for the Optional Stock shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the effective date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company and the Selling Shareholders.

         The option granted hereby may be exercised by the Underwriters by giving written notice from Cowen to the Selling Shareholders setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than ten (10) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates" and each a "Closing Date.") All purchases of Optional Stock from the Selling Shareholders shall be made on a pro rata basis. Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name in Schedule B hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, each Selling Shareholder agrees to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid.

         The Selling Shareholders will deliver the Optional Stock to the Representatives in Jersey City, New Jersey (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Selling Shareholders given at or prior to 12:00 Noon, New York Time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Cowen may designate (solely for the purpose of administrative convenience) and in such denominations as Cowen may determine, against payment of the aggregate Purchase Price therefor by wire transfer, or certified or official bank checks, in Clearing House funds (next day funds), payable to the order of each Selling Shareholder all at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022.

The Selling Shareholders shall make the certificates for the Optional Stock available to the Underwriters for examination not later than 10:00 a.m., New York Time, on the business day preceding the Option Closing Date at the offices of Cowen & Company, Financial Square, New York, New York 10005. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Stock may be varied by agreement between and among the Company, the Selling Shareholders and Cowen. The Option Closing Date may be postponed pursuant to the provisions of Section 12.

         4. Covenants and Agreements of the Company and the Selling
Shareholders.

         (a) The Company covenants and agrees with the several Underwriters that:

                  (i) The Company will (A) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (B) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 424 of the Rules and Regulations and (C) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Securities Act and the Rules and Regulations.

                  (ii) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the

         Registration Statement or the Prospectus which in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

                  (iii) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Securities Act any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine (9) months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
         Section 10(a)(3) of the Securities Act.

                  (iv) The Company will deliver to the Representatives, at or before the Closing Date, signed copies of the Registration Statement, as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preeffective Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine (9) months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

                                    (v) The Company will make generally
                  available to its shareholders as soon as practicable, but not later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least twelve (12) months beginning after the "effective date" (as defined in Rule 158 under the Securities
                  Act) of the Registration Statement.

                                    (vi) The Company will cooperate with the
                  Representatives to enable the Stock to be registered or qualified for offering and sale by the Underwriters and by dealers under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such consents to service of process or other documents as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent (other than that arising out of the offering or sale of the Stock) to service of process in any such jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Representatives promptly after the Company becomes aware of the suspension of the qualifications or registration of (or any such exception relating to) the Common Stock of the Company for offering, sale or trading in any jurisdiction or of any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any orders suspending such qualifications, registration or exception, the Company will, with the cooperation of the Representatives use its best efforts to obtain the withdrawal thereof.

                                    (vii) The Company will furnish to its
                  shareholders annual reports containing financial statements certified by independent public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five (5) years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company and each other report furnished by the Company to its shareholders and will deliver to the Representatives, (A) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its shareholders as such, (B) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange and (C) from time to time such other information concerning the Company as you may reasonably request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Rules and Regulations.

                                    (viii) The Company will file with the NASD
                  all documents and notices required by the NASD of companies that have securities designated on the Nasdaq National Market and will use its best efforts to list, subject to official notice of effectiveness, on the Nasdaq National Market, the Stock to be issued and sold by the Company.

                                    (ix) The Company will maintain a transfer
                  agent and registrar for its Common Stock.

                                    (x) Prior to filing its quarterly statements
                  on Form 10-Q or 10-QSB, as the case may be, the Company will have its independent auditors perform a limited quarterly review of its quarterly numbers, provided, however, that such review for two full years commencing the quarter immediately following consummation of the Offering shall be in accordance with standards and procedures as set forth in the Statement on Auditing Standards No. 71.

                                    (xi) The Company will not offer, sell,
                  assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts, pledges or dispositions by estate representatives, any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the undersigned in accordance with the Rules and Regulations) before March 23, 1997, other than the Company's sale of Common Stock hereunder and the Company's issuance of Common Stock upon the exercise of warrants and stock options which are presently outstanding and described in the Prospectus.

                                    (xii) The Company will apply the net
                  proceeds from the sale of the Stock as set forth in the description under "Use of Proceeds" in the Prospectus, which description complies in all respects with the requirements of
                  Item 504 of Regulation S-B.

                                    (xiii) The Company will supply you with
                  copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

                                    (xiv) Prior to each Closing Date the Company
                  will furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries, as applicable, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                                    (xv) Prior to each Closing Date the Company
                  will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, the financial condition, results of operation, business, prospects, assets or liabilities of any of them, or the offering of the Stock, without your prior written consent. For a period of twelve
                  (12) months following the later Closing Date, the Company will use its best efforts to provide to you copies of each press release or other public communications with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company concurrently with, or as soon as may reasonably be practicable after the issuance thereof.

                                    (xvi) During the period of five (5) years
                  hereafter, the Company will furnish to the Representatives, and upon request of the Representatives, to each of the
                  Underwriters: (A) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholder's equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants; (B) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K or Form 10-KSB, as the case may be,

                  Quarterly Report on Form 10-Q or Form 10-QSB, as the case may be,Report on Form 8-K or other report filed by the Company with the Commission, or the NASD or any securities exchange; and (C) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                                    (xvii) The Company will not take, directly
                  or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                  (b) Each Selling Shareholder, severally and not jointly, covenants and agrees with the several Underwriters that:

                                    (i) No offering, sale, short sale or other
                  disposition of any shares of Common Stock or other capital stock of the Company or other securities convertible, exchangeable or exercisable for shares of Common Stock or derivative of shares of Common Stock owned by such Selling Shareholder or request by such Selling Shareholder for the registration for the offer or sale of any of the foregoing (or as to which such Selling Shareholder has the right to direct the disposition) will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by such Selling Shareholder otherwise than hereunder, as set forth in
                  Section 8(l) herein or with the prior written consent of Cowen.

                                    (ii) In order to document the Underwriters'
                  compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each Selling Shareholder agrees to the extent required by applicable law or regulation to deliver to you prior to or at the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                                    (iii) Such Selling Shareholder will not
                  take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                  5. Payment of Expenses. (a) The Company will pay (directly or by reimbursement) all costs, fees and expenses incurred in connection with expenses incident to the performance of the obligations of the Company and of the Selling Shareholders under this Agreement and in connection with the transactions contemplated hereby, including but not limited to (i) all expenses and taxes incident to the issuance and delivery of the Stock to the Representatives; (ii) all expenses incident to the registration of the Stock under the Securities Act; (iii) the costs of preparing stock certificates (including printing and engraving costs); (iv) all fees and expenses of the registrar and transfer agent of the Stock; (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Stock to the Underwriters; (vi) fees and expenses of the Company's counsel and the Company's independent accountants; (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preeffective Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the Selling Shareholders' Powers of Attorney and Custody Agreement, the "Agreement Among Underwriters" between the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and the Blue Sky memoranda and this Agreement;
(viii) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from the qualifying or registering (or obtaining qualification or registration of) all or any part of the Stock for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate; (ix) all fees and expenses paid or incurred in connection with filings made with the NASD; and (x) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section.

                  (b) Except as otherwise agreed with the Company with respect to the Summit Selling Shareholders (as defined herein), each Selling Shareholder will pay (directly or by reimbursement) all fees and expenses incident to the performance of such Selling Shareholder's obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to any fees and expenses of counsel for such Selling Shareholder, such Selling Shareholder's pro rata share of fees and expenses of the Attorneys-in-fact and the Custodian and all expenses and taxes incident to the sale and delivery of the Stock to be sold by such Selling Shareholder to the Underwriters hereunder.

                  (c) In addition to their other obligations under Section 6(a) hereof, the Company and each Principal Shareholder, jointly and severally, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon (i) any statement or omission or any alleged statement or omission or (ii) any breach or inaccuracy in their representations and warranties, that they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and each Principal Shareholder's obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company and each Principal Shareholder, as the case may be, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Citibank, N.A., New York, New York (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter in a timely manner as provided below shall bear interest at the Prime Rate from the due date for such reimbursement. This expense reimbursement agreement will be in addition to any other liability which the Company or any Principal Shareholder may otherwise have. The request for reimbursement will be sent to the Company with a copy to each Principal Shareholder. In the event that the Company fails to make such reimbursement payment within thirty (30) days of the reimbursement request, the Representatives shall notify the Principal Shareholders of their obligation to make such reimbursement payments within fifteen (15) days; provided, however, that each Principal Shareholder shall be required to advance at such time only its pro rata portion of the reimbursement payment. To the extent that any Principal Shareholder fails to pay its pro rata portion in timely response to the Underwriters' request, the other Principal Shareholders shall be jointly and severally liable for such reimbursement payment and each shall render such payment to the Representatives within fifteen (15) days of written demand therefor by the Representatives.

                  (d) In addition to its other obligations under Section 6(b) hereof, each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in Section 6(b) hereof which relates to information furnished to the Company pursuant to Section 6(c) hereof, it will reimburse the Company (and, to the extent applicable, each officer, director or controlling person of the Company or any Selling Shareholder) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director or controlling person of the Company or any Selling Shareholder) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director or controlling person of the Company or any Selling Shareholder) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty
(30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                  (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in paragraph (c) and/or (d) of this Section 5, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in paragraph (c) and/or (d) of this Section 5 and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of Section 6.

                  6. Indemnification and Contribution. (a) Each of the Company and each Principal Shareholder, who comprise three of the Selling Shareholders, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act and the respective officers, directors, partners, employees, representatives and agents of each of such Underwriter (collectively, the "Underwriter Indemnified Parties" and, each, an "Underwriter Indemnified Party"), against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use in the preparation thereof. Each of the Company and each Principal Shareholder will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Company or any such Principal Shareholder elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event the Company or any such Principal Shareholder elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company or such Principal Shareholder shall have specifically authorized the retaining of such counsel or
(ii) the parties to such suit include any such Underwriter Indemnified Parties, and the Company or such Principal Shareholder and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters and have reasonably concluded based on such advice that one or more legal defenses may be available to it or them which may not be available to the Company or such Principal Shareholder, in which case the Company or such Selling Shareholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. This indemnity agreement is not exclusive and will be in addition to any liability which each of the Company and each Principal Shareholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

                  (b) Each of Summit Investors III, L.P. and Summit Ventures IV, L.P. (the "Summit Selling Shareholders"), who comprise two of the Selling Shareholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter Indemnified Party against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus as from time to time amended or supplemented) includes or allegedly includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading in each case only to the extent that the untrue statement or alleged untrue statement or the omission or the alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Summit Selling Shareholder specifically for inclusion therein; provided, that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preeffective Prospectus, the indemnity agreement contained in this subsection
(b) shall not inure to the benefit of any Underwriter Indemnified Party from whom the person asserting any such losses, claims, damages or liabilities purchased the shares of Stock concerned to the extent that any such loss, claim, damage or liability of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such shares of Stock to such person as required by the Securities Act and if the untrue statement or omission concerned has been corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 4(a)(ii). Such Summit Selling Shareholder will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if such Summit Selling Shareholder elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event such Summit Selling Shareholder elects to assume the defense of any such suit and retain such counsel, any Underwriter Indemnified Parties, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) such Summit Selling Shareholder shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include any such Underwriter Indemnified Parties, and such Summit Selling Shareholder and such Underwriter Indemnified Parties at law or in equity have been advised by counsel to the Underwriters and have reasonably concluded based on such advice that one or more legal defenses may be available to it or them which may not be available to such Summit Selling Shareholder, in which case such Summit Selling Shareholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. The liability of a Summit Selling Shareholder under this Agreement shall not exceed the net proceeds (before deducting offering expenses) received by such Summit Selling Shareholder from the sale of Stock in the Offering. This indemnity agreement is not exclusive and will be in addition to any liability which each Summit Selling Shareholder might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act (collectively, the "Company Indemnified Parties") and each Selling Shareholder and each person, if any, who controls a Selling Shareholder within the meaning of the Securities Act (collectively, the "Shareholder Indemnified Parties"), against any losses, claims, damages, liabilities or expenses (including, unless the Underwriter or Underwriters elect to assume the defense, the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, which arise out of or are based in whole or in part upon the Securities Act, the Exchange Act or any other federal, state, local or foreign statute or regulation, or at common law, on the ground or alleged ground that any Preeffective Prospectus, the Registration Statement or the Prospectus (or any Preeffective Prospectus, the Registration Statement or the Prospectus, as from time to time amended and supplemented) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter, specifically for use in the preparation thereof; provided, however, that in no case is such Underwriter to be liable with respect to any claims made against any Company Indemnified Party or Shareholder Indemnified Party against whom the action is brought unless such Company Indemnified Party or Shareholder Indemnified Party shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company Indemnified Party or Shareholder Indemnified Party, but failure to notify such Underwriter of such claim shall not relieve it from any liability which it may have to any Company Indemnified Party or Shareholder Indemnified Party otherwise than on account of its indemnity agreement contained in this paragraph. Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company Indemnified Parties or Shareholder Indemnified Parties and any other Underwriter or Underwriters or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement is not exclusive and will be in addition to any liability which such Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to any Company Indemnified Party or Shareholder Indemnified Party.

                  (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending, settling or compromising any such claim. Notwithstanding the provisions of this subsection
(d), (x) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and (y) no Summit Selling Shareholder shall be required to contribute any amount in excess of the net proceeds (before deducting offering expenses) received by such Summit Selling Shareholder from the sale of Stock in the Offering. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  7. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholders, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock.

                  8. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof, at and as of each Closing Date, of the representations and warranties made herein by the Company and the Selling Shareholders, to compliance at and as of each Closing Date by the Company and the Selling Shareholders with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and to the following additional conditions:

                           (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, shall have been made in the manner and within the time period required by Rule 424(b) and Rule 434 of the Rules and Regulations, as the case may be.

                           (b) The Representatives shall have been satisfied that there shall not have occurred any change, on a consolidated basis, prior to each Closing Date in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading, or

         (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Stock as contemplated hereby.

                           (c) The Representatives shall be satisfied that no legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's or the Selling Shareholders' ability to perform their respective obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any such existing action, suit or proceeding.

                           (d) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

                           (e) The Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a letter, dated each Closing Date, to the effect that such accountants reaffirm, as of each Closing Date, and as though made on each Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (d) of this Section 8.

                           (f) The Representatives shall have received from Buchanan Ingersoll, counsel for the Company and the Selling Shareholders, an opinion, dated each Closing Date, addressed to the Underwriters to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of New Jersey.

                           (ii) The Company has corporate power and authority to
                  own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under the Underwriting Agreement.

                           (iii) To the best of such counsel's knowledge, the
                  Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of the Company.

                           (iv) Each subsidiary of the Company (excluding
                  Intelligroup Europe Limited and Intelligroup New

         Zealand Limited, as to which no opinion is being rendered) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of such counsel's knowledge, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of the Company and its subsidiaries taken as a whole; and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital or ownership interest in any such subsidiary are outstanding.

                  (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization"; and all of the outstanding shares of the Company's capital stock, including the shares of Stock to be sold by the Company and the Selling Shareholders pursuant to the Underwriting Agreement, have been duly authorized and validly issued and are fully paid and non-assessable.

                  (vi) The issuance and sale of the Stock by the Company and the sale of the Stock by the Selling Shareholders are not subject to preemptive rights arising by operation of law or, to the best of such counsel's knowledge, otherwise.

                  (vii) The Underwriting Agreement has been duly authorized, executed and delivered by the Company and each Selling Shareholder.

                  (viii) The Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Shareholder.

                  (ix) Each Attorney-in-Fact has been duly authorized by each Selling Shareholder to deliver the Stock to be so sold by such Selling Shareholder on behalf of such Selling Shareholder in accordance with the terms of this Agreement.

                  (x) Immediately prior to the applicable Closing Date, to the best knowledge of such counsel after due inquiry of corporate books and records, review of certificates representing the Shares to be sold by each Selling Shareholder and review of all representations and warranties by and certificates from such Selling Shareholder, each Selling Shareholder had good and valid title to the Stock to be sold by such Selling Shareholder hereunder on such date, free and clear of all liens, encumbrances, equities and claims.

                  (xi) Each Selling Shareholder has full legal right, power and authority, and has obtained any approval required by law (other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the Stock to be sold by such Selling Shareholder.

                  (xii) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the shares of Stock being sold by the Selling Shareholders on each Closing Date, free and clear of all liens, encumbrances, equities and claims.

                  (xiii) Except as described in the Prospectus, to such counsel's knowledge, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to such counsel's knowledge, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the shares of Stock or the right to have any shares of Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Stock or other securities of the Company.

                           (xiv) The Registration Statement is effective under
                  the Securities Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act and all filings required by Rule 424(b) of the Rules and Regulations have been timely made.

                           (xv) At the time the Registration Statement became
                  effective and on each Closing Date, the Registration Statement, the Preeffective Prospectus, the Prospectus and each amendment or supplement thereto (other than the financial statements and supporting schedules including therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                           (xvi) The shares of Stock conform to the description
                  thereof contained in the Prospectus, and the form of certificate used to evidence the shares of Stock is in due and proper form and complies with all applicable statutory requirements.

                           (xvii) Such counsel does not know of any contracts or
                  documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                           (xviii) There is no litigation or governmental or
                  other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body including, but not limited to, investigations and proceedings against the Company with respect to INS issues, known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                           (xix) No authorization, approval, consent or order of
                  any court or governmental authority or agency is required in connection with the sale of the Stock to the Underwriters, except such as may be required under the Securities Act or the Rules and Regulations or State securities law; to the best of such counsel's knowledge, the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder will not conflict with or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or any applicable law, administrative regulation or any order, rule or regulation known to such counsel of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries.

                           (xx) The statements under the captions "Description
                  of Capital Stock," insofar as they purport to constitute a summary of the terms of the share capital, "Certain Transactions," and "Shares Eligible for Future Sale," in the Prospectus, insofar as they constitute a summary of relevant matters of law, the Company's Certificate of Incorporation or documents referred to therein, and "Principal and Selling Shareholders" are in all material respects accurate summaries and fairly and correctly present the information called for with respect to such documents and matters; the descriptions of certain provisions of the Company's stock option plans contained under the caption "Management" are materially accurate; and the statements made with respect to Rule 144 under the Act set forth in "Shares Eligible for Future Sale" are fair and correct statements about the provisions described without purporting to summarize or describe all material aspects of those rules and regulations.

                           (xxi) The Company has options to purchase shares of
                  the Company's capital stock as set forth in the Prospectus; and all of such granted options have been duly and validly authorized by the Company and conform to the descriptions thereof contained in the Prospectus.

                           (xxii) To the best of such counsel's knowledge, and
                  except as disclosed in the Registration Statement and Prospectus, nothing has come to such counsel's attention which indicates that the Company is not conducting its business in compliance with all laws, rules and regulations of the United States of America and of the State of New Jersey except for such violations that would not, individually or in the aggregate, have a material adverse effect on the Company's condition (financial or otherwise), properties, business, management, prospects, net worth or results.

                           (xxiii) The Company is not, and will not become, as a
                  result of the consummation of the transactions contemplated by the Underwriting Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act.

                           (xxiv) The Company is not and will not become, as a
                  result of the consummation of the transactions contemplated by the Underwriting Agreement, and the application of the net proceeds therefrom as described in the Prospectus, (a) a controlled foreign corporation, as such term is defined in the Code, (b) a passive foreign investment company within the meaning of Section 1296(a) of the Code or (c) a foreign personal holding corporation, as such term is defined in the Code.

                           (xxv) The shares of Stock to be sold under the
                  Underwriting Agreement to the Underwriters are duly authorized for quotation and trading on the Nasdaq National Market, subject to official notice of effectiveness.

                           (xxvi) To the best of such counsel's knowledge, the
                  Company is not subject to any current claim and has not received any notice of infringement or other violation of any copyright, copyright application, trade secret, trademark, service mark, trademark registration or other proprietary information or materials (collectively, "Intellectual Property") of others; to the best of such counsel's knowledge and except as set forth in the Prospectus, (A) there are no legal or governmental proceedings pending relating to Intellectual Property owned or used by the Company or any of its subsidiaries, other than review of pending copyright applications and trademark or service mark registrations, and
                  (B) no such proceedings, including without limitation interference proceedings, are currently threatened or contemplated by governmental authorities or others; such counsel has no knowledge of any facts which would preclude the Company from having clear title to the Company's Intellectual Property. Except as otherwise described in the Prospectus, such counsel has no knowledge of any facts that the Company lacks any rights or licenses to use all Intellectual

                  Property materially necessary to the conduct of its business as now being or proposed to be conducted by the Company as described in the Prospectus. To such counsel's knowledge, the Company has not received any notice of conflict with rights or claims of others with respect to any Intellectual Property owned or currently being used by, or intended to be used by it, except as described in the Prospectus.

                           (xxvii) The Indemnification Agreement, the Escrow
                  Agreement and the Pledge Agreement have been duly executed and delivered by each of the Principal Shareholders and each constitutes the legal, valid and binding obligation of such Principal Shareholder, enforceable against such Principal Shareholder in accordance with its terms and, in the case of the Indemnification Agreement, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies.

                           (xxviii) To the best of such counsel's knowledge, the
                  execution, delivery and performance of the Indemnification Agreement, the Escrow Agreement and the Pledge Agreement and the compliance by the Principal Shareholders with their obligations thereunder will not conflict with, or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) by any Principal Shareholder under any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which any Principal Shareholder or any of his properties is bound, or any judgment of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties, or to any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to such Principal Shareholder or any of his properties.

                           (xxix) The provisions of the Escrow Agreement and the
                  Pledge Agreement are effective to create in favor of the Escrow Agent for the benefit of the Company a valid and enforceable security interest in the cash and Pledged Shares described therein. Upon the delivery to the Escrow Agent of certificates evidencing (a) such Pledged Shares and duly executed transfer instruments with respect thereto and (b) the cash provided for in the Escrow Agreement, the Pledge Agreement and the Escrow Agreement, respectively, created in favor of the Escrow Agent for the benefit of the Company a perfected security interest in such Pledged Shares and cash which rank prior to any security interest which may be created under the Uniform Commercial Code of the State of New Jersey. In rendering the foregoing opinion, such counsel may assume that the Escrow Agent acted in good faith and without notice or knowledge of any adverse claim to any of such Pledged Shares.

                           (xxx) No stamp or other issuance or transfer taxes or
                  duties are payable in the State of New Jersey or in the State of New York in connection with (a) the sale and delivery by the Selling Shareholders of the Stock owned by them to the Underwriters in the manner contemplated under this Agreement or (b) the consummation of any other transaction contemplated by this Agreement in connection with the issuance and sale of the Stock by the Selling Shareholders.

                           In rendering such opinion, Buchanan Ingersoll may rely (A) as to all matters governed other than by United States federal laws and the laws of the State of New York and the State of New Jersey and on local counsel in the relevant jurisdictions reasonably satisfactory to the Representatives and counsel to the Underwriters, provided that in each case Buchanan Ingersoll shall state that they believe that they and the Underwriters are justified in relying on such other counsel; and (B) as to matters of fact, to the extent they deem proper, on the representations and warranties of the Company set forth in this Agreement and on certificates of responsible officers of the Company or its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company or of its subsidiaries; provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriters. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of each Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Buchanan Ingersoll may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                 (g) The Representatives shall have received from Mulla & Mulla & Craigie Blunt & Caroe, local Indian counsel for the Company and the Selling Shareholders, an opinion, dated each Closing Date, addressed to the Underwriters to the effect that:

                           (i) Intelligroup Asia has been duly incorporated as a
                  private company under the provisions of the Companies Act, 1956 which is the law governing, inter alia, limited liability companies in India. Intelligroup Asia is validly existing as a private company in good standing under the laws of India.

                           (ii) Intelligroup Asia has corporate power and
                  authority to own, lease and operate its properties, and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under the Take-over Agreement and the Support Agreement.

                           (iii) Intelligroup Asia is entitled to the benefit of
                  all instruments (including, but not limited to, contracts, leases, lease deeds, bonds, agreements, permissions, and approval certificates) acquired by Ms. Intelligroup Asia, prior to and subsequent to the execution of the Take-Over Agreement, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity.

                           (iv) Intelligroup Asia has not borrowed any amount
                  from any bank, financial institution or other creditor. So far as Ms. Intelligroup Asia is concerned, its indebtedness is as reflected in its balance sheet for the year ended March 31, 1996, which is annexed to the Take-Over Agreement.

                           (v) Rajkumar Koneru is a non-resident Indian under
                  the exchange control laws of India and all necessary filings have been made with governmental authorities of India including, but not limited to, the Reserve Bank, for Mr. Koneru to freely invest by way of capital contribution in Intelligroup Asia.

                           (vi) To the best of such counsel's knowledge,
                  Intelligroup Asia is duly qualified as a company incorporated under the Companies Act, 1956 to transact business and is in good standing in Indian jurisdiction in which such qualification is required and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of Intelligroup Asia or the Company; the 200 Asia Shares owned by Rajkumar Koneru, the 200 Asia Shares owned by Nagarjun Valluripalli, the 100 Asia Shares owned by
                  K. Rama Sastry and the 100 Asia Shares owned by D. Sriram represent all of the issued and outstanding capital stock of Intelligroup Asia and all such capital stock has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of such counsel's knowledge, is owned, as described in the Registration Statement and Prospectus, by Mr. Koneru, Mr. Valluripalli, Mr. Sastry and Mr. Sriram, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, charge or equity, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital or ownership interest in Intelligroup Asia are outstanding, save and except the transactions contemplated by the Fifth and Fourth Transfer Agreements, respectively.

                           (vii) Each of the Intelligroup Asia Documents has
                  been duly executed and delivered by the parties thereto subject to the requisite permissions/approvals of the Reserve Bank of India and constitutes the legal, valid and binding obligations of the parties thereto, enforceable against them in accordance with its terms.

                           (viii) To the best of such counsel's knowledge, the
                  execution, delivery and performance of the Intelligroup Asia Documents and the compliance by each party thereto with its obligations thereunder will not conflict with, or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under any (1) indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which any party to the Intelligroup Asia Documents or any of his properties is bound, (2) any judgment of any court or governmental agency or body applicable to it or any of its properties, or (3) any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to it or any of its properties.

                           (ix) Each of K. Rama Sastry and D. Sriram has full
                  legal right, power and authority, and has applied for any and all approvals required by law, to sell, assign, transfer and deliver 100 Asia Shares each (the "Transfer Shares") to Ashok Pandey pursuant to Fifth and Fourth Transfer Agreements, respectively. Each such Agreement requires approval only of the Reserve Bank to complete the transfer of the Transfer Shares from Mr. Sastry and Mr. Sriram to Mr. Pandey, for which all necessary applications have been made, and such counsel has no reason to believe that approvals for the Transfer Shares from Mr. Sastry and Mr. Sriram to Mr. Pandey will not be granted.

                           (x) Each Principal Shareholder has full legal right,
                  power and authority, and has obtained any and all approvals required by law, to sell, assign, transfer and deliver all 600 issued and outstanding Asia Shares to the Company pursuant to the First, Second and Third Transfer Agreements, respectively. Each such Agreement requires approval only of the Reserve Bank to complete the transfer of all issued and outstanding Asia Shares from Mr. Koneru, Mr. Valluripalli and Mr. Pandey to the Company, all necessary applications are proposed to be made immediately subsequent to obtaining the approvals of the Reserve Bank pursuant to Section 8(g)(ix) above, and such counsel has no reason to believe that approval by the Reserve Bank for transfer of all the issued and outstanding Asia Shares from Mr. Koneru, Mr. Valluripalli and Mr. Pandey to the Company will not be granted.

                           (xi) To the best of such counsel's knowledge, there
                  are no outstanding securities of Intelligroup Asia convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of Intelligroup Asia and there are no outstanding or authorized options, warrants or rights of any character obligating Intelligroup Asia to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and, to the best of such counsel's knowledge, no holder of any securities of Intelligroup Asia or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause Intelligroup Asia to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the shares of Stock of Intelligroup Asia or the right to have any shares of Stock of Intelligroup Asia or other securities of Intelligroup Asia or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any shares of Stock of Intelligroup Asia or other securities of Intelligroup Asia.

                           (xii) The form of certificate used to evidence the
                  shares of Stock of Intelligroup Asia is in due and proper form and complies with all applicable statutory requirements. Under the Indian law, this is governed by the Companies Act, 1956, read with the Companies (Issue of Share Certificates) Rules, 1960.

                           (xiii) All contracts and documents with respect to
                  Intelligroup Asia summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                           (xiv) Such counsel is not aware of any litigation or
                  governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body including, but not limited to, investigations and proceedings against Intelligroup Asia known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or Intelligroup Asia.

                           (xv) Except for the approvals of the Reserve Bank of
                  India with respect to the Transfer Agreements and the Support Agreement, no authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the execution of the Intelligroup Asia Documents; to the best of such counsel's knowledge, the execution, delivery and performance of the Intelligroup Asia Documents and the consummation of the transactions contemplated therein and compliance by each of the parties thereto will not conflict with or constitute a breach of, or default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Intelligroup Asia or the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, note agreement, or other agreement or instrument to which Intelligroup Asia or the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the properties or assets of Intelligroup Asia or the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum and Articles of Association of Intelligroup Asia or the Certificate of Incorporation of the Company, or any applicable law, administrative regulation or any order, rule or regulation known to such counsel of any court, regulatory body, administrative agency or other governmental body having jurisdiction over Intelligroup Asia or the Company or any of its subsidiaries.

                           (xvi) The statements in the Prospectus under the
                  captions "International Operations" and "Certain Transactions" insofar as they purport to constitute a summary of the terms of the ownership of Intelligroup Asia are in all material respects accurate summaries and fairly and correctly present the information called for with respect to such documents and matters.

                           (xvii) Nothing has come to such counsel's attention
                  which indicates that Intelligroup Asia is not conducting its business in compliance with all laws, rules and regulations of India except for such violations that would not, individually or in the aggregate, have a material adverse effect on Intelligroup Asia's condition (financial or otherwise), properties, business, management, prospects, net worth or results.

                           (xviii) Intelligroup Asia is not subject to any
                  current claim and has not received any notice of infringement or other violation of any Intellectual Property of others; to the best of such counsel's knowledge, (A) there are no legal or governmental proceedings pending relating to Intellectual Property owned or used by Intelligroup Asia and (B) no such proceedings, including without limitation interference proceedings, are currently threatened or contemplated by governmental authorities or others; such counsel has no knowledge of any facts which would preclude Intelligroup Asia from having clear title to Intelligroup Asia's Intellectual Property. Such counsel has no knowledge of any facts that Intelligroup Asia lacks any rights or licenses to use all Intellectual Property materially necessary to the conduct of its business as now being or proposed to be conducted by Intelligroup Asia as described in the Prospectus. To such counsel's knowledge, Intelligroup Asia has not received any notice of conflict with rights or claims of others with respect to any Intellectual Property owned or currently being used by, or intended to be used by it, except as described in the Prospectus.

                           In rendering such opinion, Mulla & Mulla & Craigie Blunt & Caroe may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Intelligroup Asia or its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of Intelligroup Asia or of its subsidiaries; provided that copies of any such statements or certificates shall be delivered to counsel to the Underwriters. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained, in relation to Intelligroup Asia, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date, contain, in relation to Intelligroup Asia, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Mulla & Mulla & Craigie Blunt & Caroe may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                           (h) The Representatives shall have received from Fragomen, Del Rey & Bernsen, P.C. ("Fragomen"), special immigration counsel for the Company and the Selling Shareholders, an opinion, dated each Closing Date, addressed to the Underwriters to the effect that:

                                    (i) The statements under the caption "Legal
                  Proceedings," insofar as they relate to INS matters, are in all material respects accurate summaries and fairly and correctly present the investigations of the Company by the Immigration and Naturalization Service or any other Governmental Authority concerning violations of the INS Regulations.

                                    (ii) There is no litigation or governmental
                  or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body with respect to matters arising under the INS Regulations known to such counsel to be pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                           In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that, with respect to all INS related issues, the Registration Statement, as of the time it became effective under the Securities Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Securities Act), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of each Closing Date, with respect to such INS-related issues, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to such statement, Fragomen may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                           (i) The Representatives shall have received from Willkie Farr & Gallagher counsel for the Underwriters, their opinion or opinions dated each Closing Date with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement and the Prospectus and such other related matters as it may reasonably request, and the Company and the Selling Shareholders shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                           (j) The Representatives shall have received a certificate, dated each Closing Date, of the chief executive officer or the President and the chief financial or accounting officer of the Company to the effect that:

                                            (i) No stop order suspending the
                           effectiveness of the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                                            (ii) Neither any Preeffective
                           Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the time when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                                            (iii) Subsequent to the respective
                           dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or any change in the capital stock, short-term or long-term debt of the Company and its subsidiaries considered as a whole;

                                            (iv) The representations and
                           warranties of the Company in this Agreement are true and correct at and as of each Closing Date, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to each Closing Date; and

                                            (v) Since the respective dates as of
                           which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (i) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole; (ii) the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole; (iii) no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may materially and adversely affect the transactions contemplated by this Agreement; (iv) since such dates and except as so disclosed, the Company has not incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock (except pursuant to its stock plans), made any material change in its short-term or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and (v) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to each Closing Date.

                           (k) The Representatives shall have received a certificate or certificates, dated each Closing Date, of each Selling Shareholder to the effect that as of the Closing Date its representations and warranties in this Agreement are true and correct as if made on and as of each Closing Date, and that it has performed all its obligations and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

                           (l) The Company and each Selling Shareholder shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Dates, of the representations and warranties made herein by them and as to compliance at and as of each Closing Date by them with their covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

                           (m)  [Intentionally left blank]

                           (n) The Indemnification Agreement, the Escrow Agreement and the Pledge Agreement Shall have been duly executed and delivered by the parties thereto, shall be in full force and effect and no default shall exist thereunder; and each of the Principal Shareholders shall have delivered to the Escrow Agent the cash, Pledged Shares and other documents and instruments required to be delivered thereunder.

                           All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to each Closing Date, but Cowen shall be entitled to waive any of such conditions.

                  9. Effective Date. This Agreement shall become effective immediately as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Stock for sale to the public. For the purposes of this Section 9, the Stock shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Stock or upon the release by you of telegrams (i) advising Underwriters that the shares of Stock are released for public offering or (ii) offering the Stock for sale to securities dealers, whichever may occur first.

                  10. Termination. This Agreement (except for the provisions of
Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

                  This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the First Closing Date or the Option Closing Date (only for such portion) trading in securities on any of the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) if at or prior to the First Closing Date or the Option Closing Date (only for such portion) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or (B) any change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Stock or Optional Stock, as applicable on the terms contemplated by the Prospectus; (iv) if there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or the Optional Stock, as applicable on the terms contemplated by the Prospectus; (v) if there shall be any litigation or proceeding, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable, on the terms contemplated by the Prospectus; or (vi) if there shall have occurred any of the events specified in the immediately preceding clauses (i) -
(v) together with any other such event that makes it, in the judgment of the Representatives, impractical or inadvisable to offer or deliver the Firm Stock or Optional Stock, as applicable on the terms contemplated by the Prospectus.

                  11. Reimbursement of Underwriters. Notwithstanding any other provisions hereof, if this Agreement shall not become effective by reason of any election of the Company or the Selling Shareholders pursuant to the first paragraph of Section 10 or shall be terminated by the Representatives under
Section 8 or Section 10, the Company will bear and pay the expenses specified in
Section 5 hereof and, in addition to its their obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives.

                  12. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

                  If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company and the Selling Shareholders shall have the right to postpone any Closing Date for a period of not more than five (5) full business days in order that the Company and the Selling Shareholders may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Shareholders or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of any non-defaulting Underwriter, the Selling Shareholders or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

                  13. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to you, as their Representatives c/o Cowen & Company at Financial Square, New York, New York 10005, with a copy to Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, Attention:
William N. Dye, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company or the Selling Shareholders, shall be mailed, delivered or telegraphed and confirmed c/o Intelligroup, Inc. at 517 Route One South, Iselin, New Jersey 08330, with a copy to Buchanan Ingersoll, College Centre, 500 College Road East, Princeton, New Jersey 08540, Attention:
David J. Sorin.

                  14. Successors. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Shareholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Shareholders contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company or any Selling Shareholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

                  15. Applicable Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict-of-law principles. Each of the parties hereto consents to the jurisdiction of and venue in federal and state courts located in the Borough of Manhattan, City and State of New York, over any suit, action or proceeding with respect to this Agreement.

                  16. Authority of the Representatives. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by Cowen, as Representative, will be binding on all the Underwriters; and any action taken under this Agreement by any of the Attorneys-in-fact will be binding on all the Selling Shareholders.

                  17. Partial Unenforceability. The invalidity or unenforceability of any Section , paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section , paragraph or provision hereof. If any Section , paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                  18. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

                  In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company, the Selling Shareholders and the Representatives.

                  19. Counterparts. This Agreement may be signed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Any person executing and delivering this Agreement as Attorney-in-fact for the Selling Shareholders represents by so doing that he has been duly appointed as Attorney-in-fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                                 Very truly yours,

                                                 INTELLIGROUP, INC.

                                                 By:____________________________
                                                    Name:Ashok  Pandey
                                                    Title:  President


                                                 SELLING SHAREHOLDERS LISTED
                                                 IN SCHEDULE B

                                                 By: Attorney-in-fact

                                                     By:________________________
                                                         Attorney-in-fact
                                                         Acting on behalf of the
                                                         Selling Shareholders
                                                         listed in Schedule  B.



Accepted and delivered in
New York, New York as of
 the date first above written.

COWEN & COMPANY
MONTGOMERY SECURITIES
         Acting on their own behalf
         and as Representatives of several
         Underwriters referred to in the
         foregoing Agreement.

By:  Cowen & Company

By:  Cowen Incorporated,
          its general partner

By:______________________________
   Title:

                                   SCHEDULE A

                                                                                                       Number of
                                                                                                       shares of
                                                                          Number of shares of           Optional
                                                                           Firm Stock to Be              Stock
Name                                                                           Purchased              to Be Purchased
----                                                                           ---------              ---------------

Cowen & Company...............................................
Montgomery Securities.........................................




















Total.........................................................                 1,800,000              270,000
                                                                               =========              =======

                                   SCHEDULE B

                                                                         Number of
                                                                          Optional
                                             Number of Firm Shares          Shares
                                                 to Be Sold              to Be Sold
                                                 ----------              -----------
Intelligroup, Inc...............................   900,000                    --

Selling Shareholders

Ashok Pandey....................................   250,000                  75,000
Rajkumar Koneru.................................   250,000                  75,000
Nagarjun Valluripalli...........................   250,000                  75,000
Summit Investors III, L.P.......................     7,500                   2,250
Summit Ventures IV, L.P.........................   142,500                  42,750
                                                 ---------                 -------
Total........................................... 1,800,000                 270,000
                                                 =========                 =======